Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Expense (Benefit), Continuing Operations [Abstract]
INCOME TAXES
INCOME TAXES
The net loss before income tax expense (benefit) and equity in earnings (loss) of joint ventures consists of the following:

	For the Year Ended December 31,
	2013	2012	2011
In millions
U.S.	$(549.4)	$(261.1)	$(780.6)
Foreign	(42.4)	179.6	(603.5)
Total	$(591.8)	$(81.5)	$(1,384.1)

Income tax expense (benefit) consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2013:
U.S. Federal	$(13.1)	$47.6	$34.5
State and local	1.7	(6.1)	(4.4)
Foreign	6.1	(8.4)	(2.3)
Total	$(5.3)	$33.1	$27.8
Year ended December 31, 2012:
U.S. Federal	$38.9	$(0.2)	$38.7
State and local	(14.0)	0.7	(13.3)
Foreign	47.5	(8.0)	39.5
Total	$72.4	$(7.5)	$64.9
Year ended December 31, 2011:
U.S. Federal	$6.7	$37.2	$43.9
State and local	4.6	4.7	9.3
Foreign	15.9	4.0	19.9
Total	$27.2	$45.9	$73.1

Effective Tax Rate

Income tax expense differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to loss before income taxes and equity in earnings (loss) of joint ventures. The “Effect of foreign operations” includes the net reduced taxation of foreign profits from combining jurisdictions with rates above and below the U.S. federal statutory rate and the impact of U.S. foreign tax credits.

	For the Year Ended December 31,
	2013	2012	2011
Income tax at federal statutory rate	(35.0)%	(35.0)%	(35.0)%
Increase (reduction) in income taxes:
Effect of foreign operations	(8.7)	(71.6)	19.3
Foreign incentives	(0.4)	(5.7)	(1.1)
Foreign repatriation	—	(2.1)	0.4
State income taxes, net of U.S. Federal benefit	(0.4)	(16.6)	0.7
Tax authority positions, net	0.2	3.8	1.2
Valuation allowance	47.1	183.2	15.1
Other, net	1.9	23.6	4.7
Effective tax rate	4.7%	79.6%	5.3%

The 2013 net expense is primarily attributable to the tax expense recognized at various rates in certain foreign jurisdictions which generate taxable income, charges recognized to establish valuation allowance on certain deferred tax assets due to the likely inability to realize a benefit for certain future tax deductions and a net expense of $9.6 million due to the closure of the Internal Revenue Service (“IRS”) examination as discussed below.

The 2012 net expense is primarily the result of the worldwide operational earnings mix at various rates, charges recognized to establish valuation allowances on certain deferred tax assets due to the likely inability to realize benefit for certain future tax deductions, a net increase to the accrual for uncertain tax positions, and the impact of examination of tax returns by the IRS, partially offset by the release of a valuation allowance in a foreign jurisdiction.

The 2011 net expense is primarily the result of charges taken to value certain deferred tax assets as a result of the continued decline in solar market conditions, the restructuring charges announced on December 8, 2011, and cumulative losses in the U.S. and certain foreign jurisdictions. The domestic impact is the combination of charges taken related to certain deferred tax and the impact, including foreign tax credits, of the deemed repatriation of the earnings of certain foreign subsidiaries. The foreign impact is a net tax expense lower than the U.S. federal income tax rate due to lower statutory tax rates, available tax incentives and reserves for uncertain tax positions.
Certain of our subsidiaries have been granted a concessionary tax rate of between 0% and 5% on all qualifying income for a period of up to five to ten years based on investments in certain machinery and equipment and other development and expansion activities, resulting in tax benefits for 2013, 2012 and 2011 of approximately $2.2 million, $4.6 million and $15.7 million, respectively. Under the awards, the income tax rate for qualifying income will be an incentive tax rate lower than the corporate tax rate. These subsidiaries were in compliance with the qualifying conditions of these tax incentives during 2013, 2012 and 2011. The last of these incentives will expire between 2017 and 2022.

During the third quarter of 2013, we concluded the IRS examination for the 2007 through 2010 years and, as a result, we recorded favorable and unfavorable adjustments to our accrual for uncertain tax positions. The net effect to our tax provision for the closure of the exam was a $9.6 million tax expense.

We are currently under examination by the IRS for the 2011 tax year. We are also under examination by certain foreign tax jurisdictions. We believe it is reasonably possible that some portions of these examinations could be completed within the next twelve months and have currently recorded amounts in the financial statements that are reflective of the current status of these examinations. We are subject to examination in various jurisdictions for the 2006 through 2012 tax years.
During 2013, we distributed all the earnings of certain foreign wholly owned subsidiaries to the U.S. These earnings were previously considered permanently reinvested in the business and, accordingly, the potential deferred tax impacts related to these earnings was not recognized. The current tax expense recorded for these earnings was $256.4 million which was fully offset by foreign tax credits. Additionally, during the fourth quarter of 2013, we determined the undistributed earnings of one of our foreign wholly owned subsidiaries would be remitted to the U.S. in the foreseeable future. These earnings were also previously considered permanently reinvested in the business and, accordingly, the potential deferred tax effects related to these earnings was not recognized. The deferred tax effect of this newly planned remittance was not material and was fully offset by a valuation allowance. The undistributed earnings of all other foreign subsidiaries are not expected to be remitted to the U.S. parent corporation in the foreseeable future. Federal and state income taxes have not been provided on accumulated but undistributed earnings of these foreign subsidiaries aggregating approximately $123.0 million and $382.7 million as of December 31, 2013 and 2012, respectively. The determination of the amount of the unrecognized deferred tax liability related to our undistributed earnings is not practicable.
Uncertain Tax Positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2013	2012
In millions
Beginning of year	$50.9	$46.2
Additions based on tax positions related to the current year	7.8	7.8
Reductions due to settlement with tax authorities	(34.2)	—
Decreases for tax positions of prior years	(7.8)	(3.1)
End of year	$16.7	$50.9

As of December 31, 2013 and 2012, we had $17.1 million and $53.2 million, respectively, of unrecognized tax benefits, net of U.S. federal, state and local deductions, associated with open tax years for which we are subject to audit in U.S. federal, and various state and foreign jurisdictions. This also includes estimated interest and penalties. The current change to the liability includes a decrease of $34.2 million primarily related to closure of the U.S. IRS examination. All of our unrecognized tax benefits at December 31, 2013 and 2012 would favorably affect our effective tax rate if recognized.
Interest and penalties were not material for the year ended December 31, 2013. During the years ended December 31, 2012 and 2011, we recognized approximately $0.2 million and $0.4 million, respectively, in interest and penalties and had approximately $0.4 million and $2.3 million accrued at December 31, 2013 and 2012, respectively, for the payment of interest and penalties.
Deferred Taxes
The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2013	2012
In millions
Deferred tax assets:
Inventories	$11.9	$14.9
Restructuring liabilities	87.3	31.2
Accrued liabilities	61.1	52.0
Solar energy systems	571.0	461.9
Deferred revenue	51.3	66.3
Property, plant and equipment	52.9	35.7
Pension, medical and other employee benefits	—	12.2
Foreign repatriation	—	3.4
Net operating loss carry forwards	110.3	132.3
Foreign tax credits	252.9	70.8
Other	92.5	75.6
Total deferred tax assets	$1,291.2	$956.3
Valuation allowance	(785.9)	(510.5)
Net deferred tax assets	$505.3	$445.8
Deferred tax liabilities:
Solar energy systems	$(372.9)	$(286.7)
Branch operations	(51.8)	—
Other	(14.9)	(74.2)
Total deferred tax liabilities	$(439.6)	$(360.9)
Net deferred tax assets	$65.7	$84.9

The solar energy systems deferred tax asset of $571.0 million is entirely associated with the Solar Energy segment. For tax purposes, income is recognized in the initial transaction year for all solar system sales and sale leasebacks; Note 2 discusses the book accounting for each of the different revenue recognition policies. The deferred tax asset represents the future disallowance of deferred book revenue recognized in post transaction years.
Our deferred tax assets and liabilities, netted by taxing jurisdiction, are reported in the following captions in the consolidated balance sheet:

	As of December 31,
	2013	2012
In millions
Current deferred tax assets, net (recorded in prepaids and other current assets)	$87.9	$89.0
Non-current deferred tax liabilities, net (recorded in other liabilities)	(22.2)	(4.1)
Total	$65.7	$84.9

Our net deferred tax assets totaled $65.7 million as of December 31, 2013 compared to $84.9 million at December 31, 2012. The decrease of $19.2 million in net deferred tax assets from 2012 to 2013 is primarily attributable to additional deferred tax liabilities, principally related to solar system deferred tax liabilities. Deferred tax assets generated in 2013 were reduced by recognizing an increase in the valuation allowance associated with our U.S. operations, which were in a three-year cumulative loss position in both 2012 and 2013. This contributed to the majority of the increase in the valuation allowance in 2013. We believe that it is more likely than not, based on our projections of future taxable income in certain jurisdictions, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets of $65.7 million. At December 31, 2013, we had deferred tax assets associated with net operating loss carryforwards of $17.7 million in a certain foreign jurisdiction that will not expire.